UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018

FENNEC PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

001-32295
(Commission File Number)

British Columbia, Canada	20-0442384
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 636-4530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 11, 2018, Fennec Pharmaceuticals Inc. (“Fennec”) announced it is set to join the broad-market Russell 3000® Index at the conclusion of the Russell US Indexes annual reconstitution, effective after the US markets open on June 25, 2018, according to a preliminary list of additions posted June 8, 2018.

On June 11, 2018, Fennec issued a press release announcing this news as described above. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated June 11, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENNEC PHARMACEUTICALS INC.

Date June 11, 2018	By:	/s/ Rostislav Raykov
Rostislav Raykov Chief Executive Officer

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